UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 30, 2020

Magellan Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 E. Washington Street Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 642-1716

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Stock and Asset Purchase Agreement

On April 30, 2020, Magellan Health, Inc., a Delaware corporation (the “Company”) and Molina Healthcare, Inc. (“Molina”), entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company has agreed to sell its Magellan Complete Care business (the “MCC Business”) to Molina (the “Transaction”) for $850,000,000 in cash, subject to certain adjustments, and Molina has agreed to assume liabilities of the MCC Business. The following is a summary of the material terms of the Purchase Agreement.

The consummation of the Transaction is subject to customary closing conditions, including: (i) the expiration of the waiting period applicable to the Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any law or governmental order prohibiting the Transaction, (iii) obtaining all required consents, authorizations, permits and approvals under Health Regulatory Laws (as defined in the Purchase Agreement), (iv) no material adverse effect on the Company having occurred since the signing of the Purchase Agreement, and (v) the accuracy of the representations and warranties of each party (subject to materiality qualifiers) in the Purchase Agreement and the compliance by each party with its covenants in all material respects. The consummation of the Transaction is not subject to any financing contingency.

The Purchase Agreement contains representations and warranties and covenants customary for a transaction of this nature, including, with respect to the Company, covenants relating to the conduct of the MCC Business from the date of the Purchase Agreement until the closing of the Transaction (the “Closing”). The representations and warranties made by the Company are qualified by disclosures made in its disclosure schedules and certain materiality thresholds. The representations and warranties generally survive for fifteen (15) months following the Closing, with longer survival periods for certain representations and warranties. The parties have also agreed to indemnify each other for certain losses arising from certain breaches of the Purchase Agreement and for certain other liabilities.

Under the Purchase Agreement, each of the Company and Molina also has agreed to use its respective best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable, under the Purchase Agreement and applicable laws to consummate and make effective the Transaction; provided, however, that that in no event shall such actions (i) require the sale, divestiture, license, hold separate, or other disposition of the businesses, assets, products or equity interests of the MCC Business, to the extent such action would have resulted in more than a 15% reduction in the MCC Business’ revenues for the fiscal year ended December 31, 2019, or (ii) (a) require the sale, divestiture, license, hold separate, or other disposition of the businesses, assets, products or equity interests of Molina and its Subsidiaries, now owned or hereafter acquired (not including any businesses, assets, products or equity interests of the MCC Business) or (b) otherwise result in a change or impairment to Molina’s business to the extent, in the case of (a) or (b), any such action would be more than de minimis in nature to Molina (taken as a whole).

The Purchase Agreement contains certain termination rights for the Company and Molina, including, among other events, (i) mutual written agreement of the Company and Molina, (ii) if the Closing has not occurred by the six (6) month anniversary of the date of the Purchase Agreement (subject to extension if necessary to obtain applicable governmental approvals for up to a period of (90) days and for up to two (2) additional ninety (90) day extensions if no material issues with the Transaction have been raised by the regulators), (iii) following a breach by the other party that would cause a closing condition not to be satisfied and is not or cannot be cured within 30 days’ notice of that breach or (iv) if there is any law, injunction or other judgment prohibiting the Transaction.

Pursuant to the Purchase Agreement, Molina is required to provide the employees of the MCC Business with offers of employment, the terms and conditions of which shall include: (i) salary and bonus opportunities that are no less favorable than those provided to such employees as of immediately prior to Closing, and (ii) employee benefits that are substantially comparable in the aggregate to those provided to such employees as of the signing of the Purchase Agreement. Prior to the Closing, the Company will institute a retention program with respect to mutually selected employees of the MCC Business, and retention payments under such program will be made by Molina following the Closing; provided, that half of Molina’s payment obligations will be credited to Molina in the calculation of the purchase price adjustments as further detailed in the Purchase Agreement. The Purchase Agreement also contains certain covenants, including, but not limited to customary restrictive covenants regarding the solicitation of employees and non-competition.

At the Closing, the Company and Molina will enter into commercial agreements for certain behavioral health, utilization management and related services to be provided by the Company to Molina and the MCC Business. In addition, the parties will enter into a transition services agreement pursuant to which the Company and certain of its affiliates will provide, or cause third parties to provide, certain services to accommodate the transition of the MCC Business to Molina.

Item 7.01. Regulation FD Disclosure.

On April 30, 2020, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished in this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the benefits to the Company of the transaction to sell the Magellan Complete Care business (the “transaction”), the ability of the Company to obtain regulatory approvals for the transaction and to satisfy other closing conditions, the anticipated timing of the closing of the transaction, the benefits to the Company of the commercial agreements entered into in connection with the transaction, the ability of the Company to use the proceeds of the transaction to fund future growth initiatives or otherwise create value for the Company, the ability of the Company to strategically focus on enhancing its behavioral and specialty health business, as well as the continued growth of its pharmacy business, and the ability of the Company to achieve our strategic and growth goals. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include , but are not limited to, the effectiveness of business continuity plans during the COVID-19 pandemic, the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s members; risks and uncertainties associated with the pharmacy benefits management industry; delays, higher costs or inability to implement new business or other Company initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; general business conditions; and the other factors discussed in our most recent Annual Report on Form 10-K and other filings we make with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of business acquired: Not applicable.
(b)	Pro forma financial information: Not applicable.
(d)	Exhibits: See Exhibit Index.

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 30, 2020.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Health, Inc.

By:	/s/ Jonathan N. Rubin
	Name:	Jonathan N. Rubin
	Title:	Chief Financial Officer

Date: April 30, 2020

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